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                              RYDEX VARIABLE TRUST

                    SUPPLEMENT DATED OCTOBER 18, 2002 TO THE
       RYDEX VARIABLE TRUST PROSPECTUS, DATED MAY 1, 2002, AS SUPPLEMENTED

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following information supplements the information under the heading "PURCHASING AND REDEEMING SHARES."

      The U.S. Government Bond Fund will not accept transaction orders and will not calculate NAV on days when the U. S. Government bond market is closed, including Columbus Day and Veterans' Day.

                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE